                                                                   EXHIBIT 10.08


                                  OFFICE LEASE
                             BASIC LEASE INFORMATION

        Lease Date:   September 1, 1997

        Landlord:     SOUTH BEACH DEVELOPMENT COMPANY,
                      a California general partnership

        Address of Landlord. 501 Second Street, Suite 214
                             San Francisco, Ca 94107

        Tenant: The Virtual Mall, Inc., California corporation dba Greet Street

        Address of Tenant:   123 Townsend Street, 3rd Floor
                             San Francisco, Ca 94107

        Building:       501 Second Street, San Francisco, California

        SECTION 1.1     Floor(s) and/or Suite(s): Suite 114
                        Rentable Area of Premises: 8,553 square feet

        SECTION 2.1     Commencement Date: October 1, 1997
                        Expiration Date: September 30, 1999

        SECTION 3.1     Monthly Rent, 19ee Exhibits B, E and F

        SECTION 3.2     Advance Rent S 17,106.00

        SECTION 3.5     Security Deposit S 18,175.13

        SECTION 4.1(a)  Tenant's Percentage Share' 4.53%

        SECTION 4.1(b)  Base Year 1998 calendar year

        SECTION 5.1     Tenants Share of Improvement Costs: See Exhibit C

        SECTION 17.2    Insurance: $1,500,000

        SECTION 24.1    Parking Spaces: five(5) spaces in the Garage and
                                        zero spaces in the Federal Street
                                        Parking Area

        SECTION 24.2    Rentable Area of Storage Space- N/A

        SECTION 26.14   Broker General Atlantic Properties, Inc.

        EXHIBITS        Exhibit A-Floor Plans
        ATTACHED:       Exhibit B-Monthly Premises Rent
                        Exhibit C-Tenant Improvements
                        Exhibit D-Rules and Regulations
                        Exhibit E-Monthly Parking Rent
                        Exhibit F-Monthly Storage Rent

        ADDENDUMS
        ATTACHED:       None

The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information hereinabove set forth and shall be construed to incorporate all of the terms provided under the particular Lease section pertaining to such information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.



                                       1.
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                              STANDARD OFFICE LEASE

THIS LEASE is made and entered into this 1st day of September, 1997 by and between SOUTH BEACH DEVELOPMENT COMPANY, a California general partnership (herein called "landlord"), and The Virtual Mall, Inc., a California corporation, dba Greet Street (herein called "Tenant").

                                   WITNESSETH:

Landlord and Tenant hereby covenant and agree as follows:

1.      PREMISES

        1.1 Upon and subject to the terms, covenants, and conditions hereinafter set forth, Landlord leases to Tenant and Tenant hires from Landlord, those premises (herein called the "Premises") in the building commonly known as 501 Second Street, San Francisco, California (the "Building"), comprising the area substantially as shown on the floor plan or plans that have been initialed by Landlord and Tenant and are attached hereto as Exhibit A. The Premises contain the rentable area specified in the Basic Lease Information and are located on the floor(s) of the Building that is (are) specified in the Basic Lease Information. The Building contains seven (7) occupied floors ("Floors 1-7") plus one floor of storage and auxiliary use (the "Terrace") and one floor of parking (the "Garage"). Additional parking is located along the south side of the Building adjacent to Federal Street (the "Federal Street Parking Area"). The Building the land upon which the Building stands, together with utilities, facilities, drives walkways and other amenities appurtenant to or servicing the Building are herein sometimes collectively called the "Real Property." The Real Property and certain adjacent parcels comprise the "Complex." Covenants (the "Complex Covenants") dealing with various shared facilities and services as well as other matters encumber the Real Property and the other Is in the Complex.

        1.2 The purpose of Exhibit A is to show the approximate location of the Premises in the Building only, and such Exhibit is not meant to constitute an agreement as to the construction of the Premises, the rentable area thereof, or the specific location of the common area or the elements thereof or of the accessways to the Premises or the Building.

2.      TERM

        2.1 The Premises are leased for a term (herein called the "Term") which commences on the "Commencement Date" and terminates on the "Expiration Date," which dates are collectively specified in the Basic Lease Information, unless the Term shall sooner terminate as hereinafter provided. Notwithstanding the foregoing, if Landlord, for any reason beyond its reasonable control, is unable to deliver possession of the Premises to Tenant on or prior to the Commencement Date set forth in the Basic Lease Information, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event, Rent and Additional Charges (as defined in Article 3) shall be abated for the period of time between the Commencement Date set forth in the Basic Lease Information and the time when Landlord can deliver possession as provided in Section 5 below. No delay in delivery of possession shall operate to extend the Expiration Date beyond the date specified in the Basic Lease Information.

        2.2 In the event that Tenant takes occupancy of the Premises prior to the Commencement Date, Tenant's obligations, including the obligation to pay rent, under this Lease shall commence upon such occupancy, and shall continue until the Expiration Date. Notwithstanding the above, following execution of this Lease, Tenant shall have access to the Premises for purposes of installing furniture, cabling and other equipment, provided it does not interfere with the construction of the Tenant Improvements at the Premises. Such access shall not obligate Tenant to pay any rent under the Lease.

        2.3 Notwithstanding anything to the contrary herein contained, in the event that possession of the Premises has not been delivered to Tenant within two (2) months after the Commencement Date, then this Lease shall be automatically terminated without any further act of either party hereto and both parties hereto shall be released from all obligations hereunder, and all prepaid rents and deposits shall be returned to Tenant.

3.      RENT, ADDITIONAL CHARGES AND SECURITY DEPOSIT

        3.1 Tenant shall pay to Landlord during the Term the monthly rent specified in Exhibits B, E and F (collectively referred to herein as "Rent"), which sums shall be payable by Tenant on or before the first day of each month, in advance, at the address specified for Landlord in the Basic Lease Information, or such other place as Landlord shall designate, without any prior demand therefor and without any deductions or setoff whatsoever. If the Commencement Date should occur on a day other than the first day of a calendar month, or the Expiration Date should occur on a day other than the last day of a calendar month, then the rental for such fractional month shall be prorated upon a daily basis based upon a thirty (30) day calendar month.

        3.2 Upon the execution hereof, Tenant shall pay to Landlord the sum of "Advance Rent" specified in the Basic Lease Information. Such Advance Rent shall be applied to the first Rent due pursuant to Section 3.1.


                                       2.
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        3.3 Tenant shall pay to Landlord all charges and other amounts specified in this Lease (herein called "Additional Charges"), including, without limitation, any increase in the Rent resulting from the provisions of Article 4 hereof. All such amounts and charges shall be payable to Landlord at the place where the Rent is payable. Landlord shall have the same remedies for a default in the payment of Additional Charges as for a default in the payment of Rent.

        3.4 If Tenant shall fail to pay any Rent or Additional Charges within ten (10) days after the date same are due and payable, such unpaid amounts shall be subject to a late payment charge equal to five percent (5%) of such unpaid amounts in each instance to cover Landlord's additional administrative costs resulting from Tenant's failure. Such late payment charge shall be paid to Landlord together with such unpaid amounts. Any payment to Landlord following the service upon Tenant a three (3) day notice to pay Rent or quit shall be in the form of a certified or cashier's check.

        3.5 By execution of this Lease, Landlord acknowledges receipt of Tenant's security deposit (the "Security Deposit") in the amount set forth in the Basic Lease Information. The Security Deposit shall be held by Landlord as security for Tenant's faithful performance of all terms, covenants and conditions of this Lease. Tenant agrees that Landlord may, without waiving any of Landlord's other rights and remedies under this Lease upon the occurrence of any of the events of default described in Article 16 hereof, apply the Security Deposit to remedy any failure by Tenant to repair or maintain the Premises or to perform any other terms, covenants or conditions contained herein. Landlord will within thirty (30) days following the termination hereof return said sum to Tenant or the last permitted assignee of Tenant's interest hereunder, less any amounts retained by Landlord to cure any default by Tenant. Should Landlord use any portion of the Security Deposit to cure any default by Tenant hereunder, Tenant shall within five (5) days after written demand therefor deposit cash with Landlord sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest thereon.

4.      TENANT'S SHARE OF INCREASED COSTS

        4.1 For purposes of this Lease, the following terms shall have the meanings hereinafter set forth

                (a) "Tenants Percentage Sham" shall mean the percentage figure so specified in the Basic Lease Information. Tenant's Percentage Share has been computed by dividing the rentable area of the Premises by the total rentable area of Floor 1-7 and multiplying the resulting quotient by 100. In the event that either the rentable area of the Premises or the total rentable area of Floors 1-7 is changed, Tenants Percentage Share will be appropriately adjusted

                (b) "Base Year" shall mean the twelve-month period commencing on January I of the year identified as the Base Year in, the Basic Lease Information.

                (c) "Real Estate Taxes" shall mean all taxes, assessments and charges levied upon or with respect to the Real Property or any personal property of Landlord used in the operation thereof or Landlord's interest in the Real Property or such personal property. Real Estate Taxes shall include, without limitation, all general real property taxes and general and special assessments charges, fees or assessments for transit, housing, police, fire or other governmental services or purported benefits to the Real Property, service payments in lieu of taxes, and any tax, fee or excise on the act of entering into this Leas or any other lease of space in the Building, or on the use or occupancy of the Real Property or any part thereof, or on the rent payable under any lease or in connection with the business of renting space in the Building, that are now or hereafter levied or assessed against Landlord by the United States of America, the State of California, or any political subdivision, public corporation, district or other political or public entity, and shall also include any other tax, fee or other excise, however described, that may be levied or assessed as a substitute for, in whole or in part, any other Real Estate Taxes, whether or not now customary or in the contemplation of the parties on the date of this Lease. Real Estate Taxes shall not include late charges or interest on Real Estate Taxes, franchise, transfer, inheritance, capital stock or income taxes unless, due to a change in the method of taxation, any of such taxes is levied or assessed against Landlord as a substitute for, any other tax that would otherwise constitute a Real Estate Tax. Real Estate Taxes shall also include reasonable legal fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Real Estate Taxes.

        4.4 As soon after the close of each calendar year as practicable, landlord shall deliver to Tenant a statement of the actual Operating Expenses for such calendar year. If the Actual Operating Expenses are less than the estimated payments for such calendar year previously made by Tenant and Tenant is not in default in the performance or observance of any of the terms, covenants or conditions of this Lease at the time such statement is delivered, Landlord shall credit the excess to the next payment of Rent falling due under this Lease. If the Actual Operating Expenses are more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of such statement The respective obligations of Landlord and Tenant under this Section 4.4 shall survive the expiration or other termination of the term of this Lease, and if the term of this 1,ease shall. expire or terminate on a day other ban the last day of the calendar year, the adjustment in Rent pursuant to this Section 4.4 for the calendar year in which the term expires or otherwise terminates shall be prorated in the proportion that the number of days in such year preceding expiration or termination of the lease bears to the number 365.


                                       3.
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5.      CONSTRUCTION IN THE PREMISES

        5.1 Prior to the Commencement Date, Landlord will substantially complete work in the Premises as set forth in Exhibit C attached hereto and made a part hereof (such work being herein called "Tenant Improvements"). Substantial completion and delivery of possession of the Premises to Tenant shall be deemed to have occurred when Landlord delivers to Tenant (i) the Premises with all Tenant Improvements completed except for minor items of the type typically found on an architect's punchlist and (ii) a temporary certificate of occupancy or similar governmental approval. It is agreed that by occupying the Premises, Tenant acknowledges that the Premises are in the condition called for hereunder, subject to normal punchlist items specified by Tenant to landlord in writing within ten ( 10) days after the date of such occupancy (which Landlord will complete within ten (10) days of receipt) and subject to Landlord's warranty that the Tenant Improvements will be free of defects in materials and installation for a period of one (1) year after substantial completion. The cost of Tenant Improvements shall be paid by Landlord and Tenant as set forth in Exhibit C.

        5.2 Landlord reserves the right, at any time and from time to time, to make alterations, additions, repairs or improvements to or in or to decrease the size or area of all or any part of the Building and the Complex, the fixtures and equipment therein and the arcades, plazas, and walkways outside the Building, including without limitation the heating, ventilating, air conditioning plumbing, electrical, fire protection, life safety, security, and other mechanical, electrical, and communications systems of the Building (herein called the "Building Systems"), and the common areas in all other parts of the Building and the Complex, and to change the arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets and other public parts of the Building and the Complex; provided, however, that any such alterations or additions shall not materially diminish the quality or quantity of services being provided to the Premises or adversely affect the functional utilization of the Premises.

6.      USE AND COMPLIANCE WITH LAW

        6.1 Tenant shall use the Premises for general office purposes and shall not use or permit the premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof of any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

        6.2 Tenant, at Tenant's cost and expense, shall comply with (a) all laws, orders, regulations, and directions of federal, state, county and municipal authorities that impose any duty upon Tenant with respect to Tenant's particular use of the Premises or the use or occupancy thereof, and (b) all reciprocal easement agreements and declarations of conditions, covenants, and restrictions that are recorded against and affect the Building or the Premises; provided, however, that Tenant shall not be required to make any modifications to the Premises in order to comply unless such modifications to the Premises shall be necessitated or occasioned, in whole or in part, by the misconduct or negligence of Tenant or any person claiming through or under Tenant, or any of their servants, employees contractors, agents, visitors or licensees. Any work or installations made or performed by or on behalf of Tenant or any person claiming through or under Tenant pursuant to the provisions of this Article 6 shall be made in conformity with, and subject to the provisions of, Section 8.2 hereof.

7.      ALTERATIONS AND ADDITIONS

        7.1 Subsequent to the completion of improvements to be performed as outlined in Exhibit C, Tenant shall not make or suffer to be made any alterations, additions or improvements (collectively, "Alterations"), to or of the Premises or any part thereof, or attach any fixtures or equipment thereto, without first obtaining landlord's written consent which consent shall not be unreasonably withheld. Any Alterations to the Premises consented to by Landlord shall be made by Landlord or an agent or contractor designated by Landlord for Tenants account and Tenant shall reimburse Landlord for the cost thereof (including a reasonable charge for Landlord's overhead) within ten (10) days after receipt of a bill therefor. All Alterations shall immediately become Landlord's property and, at the end of the term hereof, shall remain on the Premises without compensation to Tenant unless Landlord elects by notice to Tenant to have Tenant remove the same, in which event Tenant shall promptly, restore the Premises to their condition prior to the installation of such Alterations.

        7.2 All furniture, furnishings, and articles of movable personal property installed in the Premises by or for the account of Tenant, without expense to Landlord, and which can be removed without structural or other material damage to the Building (all of which are herein called "Tenant's Property") shall be and remain the property of Tenant and may be removed by it at any time during the Term; provided, however, that any equipment or other property for which Landlord has granted any allowance or credit to Tenant or which is a replacement for items originally provided by Landlord at Landlord's expense shall not be considered Tenant's Property. Upon the expiration or earlier termination of this Lease, Tenant shall remove from the Premises all of Tenant's Property except such items as the parties shall have agreed are to remain and become the property of Landlord and Tenant shall repair or pay the costs of repairing any damage to the Premises or to the Building resulting from such


                                       4.

removal. Tenants obligations under this Section 7.2 shall survive the termination of this Lease. Any items of Tenant's Property that remain in the Premises after the expiration or earlier termination of this Lease may, at the option of Landlord, be deemed abandoned and in such case may either be retained by Landlord as its property or be disposed of without accountability, at Tenant's expense in such manner as Landlord may see fit.

8.      REPAIRS

        8.1 Tenant shall, at all times during the term hereof and at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, ordinary wear and tear excepted, and except as is Landlord's obligation pursuant to Section 8.2.

        Tenant shall at the end of the term hereof surrender to Landlord the Premises and all Alterations in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, except as specifically set forth elsewhere in this Law.

        8.2 Landlord shall repair and maintain the structural portions of the Building, including the plumbing, heating, air conditioning, ventilating and electrical systems, installed or furnished by Landlord, unless the necessity for such maintenance and repairs is in any way caused by the neglect, fault or omission of any duty by Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs, subject to Section 17.4 hereof. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless Landlord receives written notice of the need for such repairs or maintenance from Tenant and fails to make such repairs or perform such maintenance for a reasonable period of time following such notice by Tenant. There shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and/or equipment therein, provided such repairs are being diligently pursued by Landlord.

9.      LIENS

        9.1 Tenant shall keep the Premises free from any liens arising out of any work performed, material furnished, or obligations incurred by or for Tenant or any person or entity claiming through or under Tenant. In the event that Tenant shall not, within ten (10) days after the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered Additional Charges and shall be payable to it by Tenant on demand. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or that Landlord shall deem proper, for the protection of Landlord, the Premises, the Building, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least ten (10) business days' prior notice of commencement of any construction on the Premises.

10.     SUBORDINATION AND ATTORNMENT

        10.1 Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination Tenant agrees that this, Lease shall be subject and subordinate at all times to (a) all ground leases or underlying leases that may now exist or hereafter be executed affecting the Building or the Real Property or both, and (b) the lien of any mortgage or deed of trust that may now exist or hereafter be executed in any amount for which the Building, the Real Property, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination of any ground lease, underlying lease or Hen to this Lease, attorn to and become the Tenant of the successor in interest to Landlord; provided that such successor in interest shall recognize all of Tenant's rights hereunder. Tenant covenants and agrees to execute and deliver, within ten (10) days of demand by Landlord and in the form reasonably requested by landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust.

11.     INABILITY TO PERFORM

        11.1 If Landlord is unable to perform, or is delayed in performing, any construction, installations, decorations, repairs, alterations, additions or improvements, under this Lease, or is unable to fulfill or is delayed in fulfilling any of Landlord's other obligations under this Lease, including the furnishing of utilities or other services pursuant to Article 15, by reason of acts of God, governmental actions, accidents, breakage, repairs, strikes, lockouts, other labor disputes, limitation, curtailment, rationing or restrictions on the use of utilities or materials, or any other reason beyond Landlord's reasonable control, then no


                                       5.

such inability or delay by Landlord shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Rent or Additional Charges, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience, annoyance, interruption, injury or loss to or interference with Tenant's business or use and occupancy or quiet enjoyment of the Premises or any loss or damage occasioned thereby.

12.     DAMAGE OR DESTRUCTION

        12.1 If (i) the Premises are damaged by fire or other casualty for which insurance coverage is available to Landlord, (h) insurance proceeds in an amount sufficient to repair such casualty are made available to Landlord and (iii) in Landlord's judgment such repairs can be completed within one hundred eighty
(180) days after the date of such damage, then Landlord shall repair such damage and this Lease shall remain in full force and effect except that Tenant shall be entitled to a reduction of Rent and Additional Charges while such repairs are being made in the proportion that the rentable area of the Premises rendered untenantable (as pertains to Tenant's specific business in particular) by such damage bears to the total rentable area of the Premises. Within thirty (30) days after the date of such damage, Landlord shall notify Tenant whether or not such repairs can be completed within one hundred eighty (180) days after the date of such damage, and Landlord's determination shall be binding on Tenant. If (x) such damage is caused by an uninsured casualty, or (y) such damage is caused by an insured casualty for which insurance proceeds sufficient to repair such damage are not made available to Landlord and/or W such repairs cannot be made within one hundred eighty (ISO) days after the date of such damage, in Landlord's judgment as determined above, then, in any such event, Landlord shall have the option either to (a) notify Tenant of Landlord's intention to repair such damage and diligently prosecute such repairs to completion, in which event this Lease shall continue in full force and effect subject to Tenant's acceptance and the Rent and Additional Charges shall be reduced as provided herein, or (b) notify Tenant of Landlord's election to terminate this Lease by giving such notice of termination as of a date specified in such notice, and the Rent and Additional Charges, proportionately reduced as provided above, shall be paid up to the date of such termination, with Landlord refunding to Tenant any Rent and Additional Charges previously paid for any period of time subsequent to such date. If Landlord elects or is required to repair the Premises or the Building pursuant to this Section 12, the repairs to be made by Landlord shall not include, and Landlord shall not be required to repair or replace any fixtures, equipment, furniture, or other property of Tenant in the Premises, for loss of use of all or any part of the Premises, for any damage to Tenant's business or profits, or for any disturbance to Tenant caused by any casualty or the restoration of the Premises following such casualty. A total destruction of the Building shall automatically terminate this lease.

        12.2 The provisions of this Lease, including this Article 12, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction 4 all or any part of the Premises or the Building, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, Dow or hereafter in effect, shall have no application to this Lease or my damage or destruction to all or any part of the Premises or the Building.

13.     EMINENT DOMAIN

        13.1 If all or any part of the Premises is condemned or taken in any manner for public or quasi-public use, including, but not limited to, a conveyance or assignment in lieu of a condemnation or taking, this Lease shall terminate as to the part so taken on the earlier to occur of the date of the vesting of title or the date of dispossession of Tenant as a result of such condemnation or taking, and either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by written notice to the other party within thirty (30) days if the portion of the Premises taken shall be of such extent and nature as to render the balance of the Premises untenantable and unusable by Tenant If any part of the Building other than the Premises is condemned or otherwise taken so as to require, in the opinion of Landlord, a substantial alteration or reconstruction of the remaining portions thereof, this Lease may be terminated by Landlord, as of the earlier of the date of the vesting of title, or the date of disposition as a result of such condemnation or taking, by written notice to Tenant within sixty (60) days following notice to Landlord of the date on which said vesting or dispossession will occur. If the Lease is not so terminated, Landlord shall proceed to repair and reconstruct the remaining portion of the Building to the extent insurance and condemnation-proceeds are available to do so.

        13.2 Landlord shall be entitled to the entire award in any condemnation proceeding or other proceeding, including, without limitation, any award made for the value of the leasehold estate created by this Lease. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award that may be made in such condemnation or other taking, together with any and all rights of Tenant now or hereafter arising in or to same or any part thereof, provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant specifically for its relocation expenses or the taking of personal property and fixtures belonging to Tenant.

        13.3 In the event of a partial condemnation or other taking that does not result in a termination of this Lease as to the entire Premises, the Rent and Additional Charges shall abate in the proportion that the rentable area of the Premises taken by such condemnation or other taking bears to the total rentable area of the Premises.


                                       6.

        13.4 If all or any portion of the Premises is condemned or otherwise taken for public or quasi-public use for a limited period d time, this Lease shall remain in full force and effect and Tenant shall continue to perform all of the terms, conditions and covenants of this Lease; provided, however, that the Rent and Additional Charges shall abate during such limited period in the proportion that the rentable area of the Premises rendered untenantable and unusable as a result of such condemnation or other taking bears to the total rentable area of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary condemnation or other taking.

        13.5   Not Used.

14.     ASSIGNMENT AND SUBLETTING

        14.1 Tenant shall not sell, assign, encumber, pledge or otherwise transfer or hypothecate all of its interest in or rights with respect to the Premises or Tenant's leasehold estate hereunder (collectively, "Assignment"), or permit all or any portion of the Premises to be occupied by anyone other than Tenant or sublet all or any portion of the Premises or transfer a portion of its interest in or rights with respect to Tenants leasehold estate hereunder (collectively, "Sublease") without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld.

        14.2 If Tenant desires at any time to enter into an Assignment of this Lease or a Sublease of the Premises or any portion thereof, it shall first give written notice to Landlord of its desire to do so, which notice shall contain
(a) the name of the proposed assignee, subtenant or occupant, (b) the nature of the proposed assignee's, subtenant's or occupant's business to be carried on in the Premises, (c) the terms and provisions of the proposed Assignment or Sublease, and (d) such financial information as Landlord may reasonably request concerning the proposed assignee, subtenant or occupant. At any time within thirty (30) days after Landlord's receipt of the notice specified in this
Section 14.2, Landlord may by written notice to Tenant either consent to the Sublease or Assignment or disapprove the Sublease or Assignee As a condition for granting its consent to any Assignment or Sublease, Tenant shall pay to Landlord fifty percent (50%) of the amount by which all sums payable to Tenant in connection with such Assignment or Sublease (after deducting leasing commissions, tenant improvement costs and similar expenses payable in connection with such Assignment or Sublease) exceed the Rent and Additional Charges payable by Tenant to Landlord hereunder (or a proportionate amount thereof representing the portion of the Premises subject to a Sublease if less than the entire Premises is subject to a Sublease).

        14.3 No consent by Landlord to any Assignment or Sublease by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether arising before or after the Assignment or Sublease. The consent by Landlord to any Assignment or Sublease shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other Assignment or Sublease. Any Assignment or Sublease that is not in compliance with this
Article 14 shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of Rent or Additional Charges by Landlord from a proposed assignee or sublessee shall not constitute the consent to such Assignment or Sublease by Landlord.

        14.4 Any sale or other transfer, including by consolidation, merger or reorganization, of a majority of the voting stock of Tenant, if Tenant is a corporation or any sale or other transfer of a majority of the partnership interests in Tenant if Tenant is a partnership, shall be an Assignment for purposes of this Article 14.

        14.5 Each assignee, sublessee, or other transferee, other than Landlord, shall assume, as provided in this Section 14.5, all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of Rent and Additional Charges, and for the performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Term; provided, however, that the assignee, sublessee, mortgagee, pledgee or other transferee shall be liable to Landlord for rent only in the amount set forth in the Assignment or Sublease. No Assignment shall be binding on Landlord unless the assignee of Tenant shall deliver to Landlord a counterpart of the Assignment and an instrument in recordable form that contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord, consistent with the requirements of this Section 14.5, but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above.

        14.6 In the event Tenant shall assign this Lease or sublet the Premises or shall request the consent of Landlord to any assignment or subletting, then Tenant shall pay Landlord's reasonable attorney's fees incurred in connection therewith.

        14.7 Notwithstanding anything to the contrary contained in this Section 14, the following transactions shall not require the consent of Landlord: (a) 77 resale of stock by Tenant or its shareholders pursuant to a public offering,
(b) 77 resale of stock by shareholders of Tenant on a national securities market, such as a stock exchange or NASDAQ.

15.     SERVICES AND UTILITIES

        15.1 Landlord shall furnish to the Premises during the period from 8 00 am. to 6 00 p.m., Monday through Friday, except for New Years Day, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Thanksgiving, Christmas and


                                       7.

such other holidays as are generally recognized in San Francisco (such time periods exclusive of holidays being referred to herein as "Normal Business Hours"), (a) heating, air conditioning and ventilation in amounts required for the use and occupancy of the Premises for general office purposes, (b) elevator service, (c) electric current in amounts required for normal office lighting and for normal fractional horsepower office machines, and (d) water for lavatory and drinking purposes. Notwithstanding the foregoing it is understood that elevator service, electric current and water will be available at all times, subject to Sections 15.2, 15.3 and 15.4 hereof. Landlord shall provide five (5) days per week janitorial service generally consistent with that furnished in other similar office buildings and window washing as determined by Landlord.

        15.2 Landlord may impose a reasonable charge for the use of any heating, air conditioning, ventilation or lighting by Tenant at any time other than during Normal Business Hours.

        15.3 In the event any governmental entity promulgates or revises any statute, ordinance or building, fire or other code or imposes mandatory or voluntary controls or guidelines on Landlord or the Building or any pan thereof, relating to the use or conservation of energy, water, gas, light or electricity, or the reduction of automobile or other emissions, or the provision of any other utility or service provided with respect to this Lease, or in the event Landlord is required or elects to make alterations to the Building in order to comply with such mandatory or voluntary controls or guidelines, Landlord may, in its sole discretion, comply with such mandatory or voluntary controls or guidelines or make such alterations to the Building. Such compliance and the making of such alterations shall in no event entitle Tenant to any damages, relieve Tenant of the obligation to pay the M Rent and Additional Charges reserved hereunder or constitute or be construed as a constructive or other eviction of Tenant.

        15.4 Without the prior written consent of Landlord, which Landlord may refuse in its sole discretion, Tenant - shall not (i) use any apparatus; or device in the Premises other than ordinary office machinery and equipment, machines using current in excess of 220 volts, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space, or (ii) connect any apparatus, machine or device with electric current except through existing electrical outlets in the Premises. If Tenant shall utilize electric current in excess of that usually supplied for use of the Premises as general office space, Landlord shall have the right to install an electric current meter in the Premises to measure the amount of electric current consumed on the Premises. The cost of any such meter and separate conduit, wiring or panel requirements and the installation, maintenance and repair thereof shall be paid for by Tenant, and Tenant agrees to reimburse Landlord promptly upon demand for all electric current measured by said meter at the rates charged for such services by the local public utility, plus any additional expense incurred by Landlord in accounting for electric current so consumed. If a separate meter is not installed, the amount of excess electric consumption in the Premises and the monthly cost thereof shall be estimated by the utility company or an electrical engineer and Tenant shall pay such excess to Landlord on a monthly basis. If the temperature otherwise maintained in any portion of the Premises by the heating, air conditioning or ventilation systems is affected a result of (a) any lights, machines or equipment (including without limitation electronic data processing machines) used by Tenant in the Premises other than ordinary office machinery and equipment, or (b) the occupancy of the Premises by more than one person per one hundred (100) square feet of rentable area therein, Landlord shall have the right to install any machinery and equipment that Landlord reasonably deems necessary to restore temperature balance, including, without limitation, modifications to the standard air conditioning equipment, and the cost thereof, including the cost of installation and any additional cost of operation and maintenance incurred thereby, shall be paid by Tenant to Landlord upon demand.

16.     DEFAULT AND REMEDIES

        16.1 The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

                (a) The vacating or abandonment of the Premises by Tenant for a continuous period in excess of ten (10) days.

                (b) The failure of Tenant to make any payment of Rent or any other sum or payment due from Tenant hereunder within ten (10) days after delivery of a written demand from Landlord therefor.

                (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease, other than described in
Section 16.1 (b) above, where such failure shall continue for a period of twenty
(20) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than twenty (20) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said twenty (20) day period and thereafter diligently prosecutes such care to completion.

                (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition of reorganization or arrangement under any law relating to bankruptcy (unless in the case of such petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
(30) days or the attachment, execution or other judicial seizure of all or substantially all of Tenant's assets located at the Premises or of


                                       8.

Tenant's interest in this Lease, where such seizure is not discharged in thirty
(30) days; the admission by Tenant in writing of the inability to pay its debts as they become due.

        16.2 Upon the occurrence of a default by Tenant as provided in Section 16.1, Landlord shall have the following rights and remedies in addition to all other rights and remedies available to Landlord in law or equity:

                (a) The rights and remedies provided by California Civil Code
Section 1951.2, including, but not limited to, the right to terminate Tenant's right to possession of the Premises and to recover the worth at the time of award of the amount by which the unpaid Rent and Additional Charges for the balance of the Term after the time of award exceed the amount of rental loss for the same period that the Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2;

                (b) The rights and remedies provided by California Civil Code
Section 1951.4, which allows Landlord to continue this Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover Rent and Additional Charges as they become due, for so long as Landlord does not terminate Tenant's right to possession. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession;

                (c) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law;

                (d) The right and power, as attorney-in-fact for Tenant, to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply the proceeds therefrom pursuant to applicable California law. Landlord, as attorney-in-fact for Tenant, may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the Term) and at such rent and such other terms as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises-Upon each such subletting, (i) Tenant shall be immediately liable for payment to Landlord of, in addition to indebtedness other than Rent and Additional Charges due hereunder, the cost of such subletting and such alterations and repairs incurred by Landlord and the amount, if any, by which the Rent and Additional Charges for the period of such subletting (to the extent such period does not exceed the Term) exceeds the amount to be paid as Rent and Additional Charges for the Premises for such period, or (H) at the option of Landlord, rents received from such subletting shall be applied, first, to payment of any indebtedness other than Rent and Additional Charges due hem-under from Tenant to Landlord, second, to the payment of any costs of such subletting and of such alterations and repairs; third, to payment of Rent and Additional Charges due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future Rent and Additional Charges as the same become due hereunder. If Tenant has been credited with any rent to be received by such subletting under clause (i) and such rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under clause (ii) during any month are less than those to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. For all purposes set forth in this Section 16.2(d), Landlord is hereby irrevocably appointed attorney-in-fact for Tenant, with power of substitution. No taking possession of the Premises by Landlord, as attorney-in-fact for Tenant, shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach; and

                (e) The right to have a receiver appointed for Tenant, upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord as attorney-in-fact for Tenant pursuant to Section 16.2(d) hereof.

        16.3 If Tenant shall default in the performance of its obligations under this Lease, Landlord, at any time thereafter and without notice, may remedy such default for Tenant's account and at Tenant's expense, without thereby waiving any other rights or remedies of Landlord with respect to such default.

        16.4 If Landlord fails to perform its obligations under this Lease within fifteen (15) days after notice by Tenant to Landlord specifying the nature of the obligations Landlord has failed to perform, Landlord shall be in default hereunder. If the nature of Landlord's obligations is such that more than fifteen (15) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such fifteen (15) day period and thereafter diligently prosecutes the same to completion. In the event of a default by Landlord hereunder, Tenant's remedies shall be an action for damages and/or an injunction. Tenant shall have the right to terminate this lease if Landlord's failure to perform is a result of Landlord choosing not to diligently pursue a cure to the stated default in good faith.

17.     INDEMNITY, INSURANCE AND SUBROGATION

        17.1 (a) Tenant agrees to indemnify Landlord against and save Landlord harmless from any and all loss, cost, liability damage and expense including, without limitation, penalties, fines and reasonable counsel fees and disbursements, incurred in connection with or arising from (i) any default or breach by Tenant in the observance or performance of any of the


                                       9.

terms, covenants or conditions of this Lease; or (ii) any negligence or willful misconduct of Tenant or of its contractors, agents, servants, employees, invitees or licensees of Tenant in, on or about the Premises, or all or any part of the Real Property, either prior to during, or after the expiration of the Term and in connection with this Lease. Tenant's obligations under this Section
17. l(a) shall survive the expiration or other termination of this Lease.

                (b) Landlord agrees to indemnify Tenant against and save Tenant harmless from any and all loss, cost, liability, damage, and expense, including without limitation penalties, fines and reasonable counsel fees and disbursements, incurred in connection with or arising from (i) any default or breach by Landlord in the observance of the terms, covenants, or conditions of this Lease; or (ii) any negligence or willful misconduct of Landlord, or its contractors, agents, servants, employees, invitees, or licensees in, on or about the Premises, or all or any part of the Real Property, either prior to, daring, or after the expiration of the Term and in connection with this Lease. Landlords obligations under this Section 17.l(b) shall survive the expiration or other termination of this Lease.

        17.2 Tenant agrees to carry and keep in force during the Term hereof, at Tenant's sole cost and expense, the following types of insurance, in the amounts and in the form provided for:

                (a) PUBLIC LIABILITY AND PROPERTY DAMAGE. Bodily and personal injury liability insurance with limits of not less than One Million Five Hundred Thousand Dollars ($1,500,000) per occurrence, insuring against any and all liability for injuries to or death of persons occurring in, on or about the Premises or arising out of the maintenance, use or occupancy thereof (including, for purposes of "personal injury," coverage against false arrest, detention or imprisonment, malicious prosecution, libel, slander and wrongful entry or eviction) and property damage liability insurance with a limit of not less than One Million Five Hundred Thousand Dollars ($1,500,000) per accident or occurrence. All such public liability and property damage insurance shall specifically insure the performance by Tenant of its indemnity obligations under
Section 17.1 hereof with respect to liability for injury to or death of persons and for damage to property, if available at commercially reasonable rates.

                (b) WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY. Workers' compensation and employers' liability insurance covering employees for California Workers' Compensation benefits, including employers' liability with limits of at least Five Hundred Thousand Dollars ($500,000) for each accident).

                (c) TENANT PROPERTY. Insurance covering all improvements made by Tenant to the Premises, and any and all fixtures of Tenant from time to time in, on or about the Premises, providing protection against all perils included within a standard fire and extended coverage insurance policy ("all risk form"), together with insurance against sprinkler damage, vandalism and malicious mischief. Such insurance shall be in an amount not less than 90% of the full replacement cost of the property insured without deduction for depreciation.

                (d) POLICY FORM. All policies of insurance provided for herein shall be issued by insurance companies with a general policyholders' rating of not less than A and a financial rating of XIII as rated in the most current available "Best's Insurance Reports," and qualified to do business in the State of California. Except for workers' compensation and employers' liability, all such policies shall be issued in the names of Landlord, Tenant and such other persons or firms as Landlord specifies from time to time and shall be for the mutual and joint benefit and protection of Landlord, Tenant and others hereinabove mentioned. Executed copies of all such policies of insurance or certificates thereof shall be delivered to Landlord prior to delivery of possession of the Premises to Tenant, and thereafter within thirty (30) days prior to the expiration of the term of each such policy. All public liability and property damage policies shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned to it, its agents and employees by reason of the negligence of Tenant. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by the Tenant in like manner and to like extent. All such policies of insurance shall provide that the company writing said policy will give Landlord thirty (30) days' notice in writing in advance of any cancellation or lapse or the effective date of any reduction in the amounts of insurance. All public liability, property damage and other casualty policies shall be written as primary policies, not contributing with and not in excess of coverage which Landlord may carry.

        17.3 Landlord shall not be responsible for or liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any other part of the Building or the Complex, or for any loss or damage resulting to Tenant or its property from burst, stopped or leaking water, gas, sewer or steam pipes or for any damage or loss of property within the Premises from any causes whatsoever, including theft; provided, however, that nothing set forth herein shall be deemed to relieve Landlord of its indemnity obligations under Section 17.1(b).

        17.4 Notwithstanding anything to the contrary Contained herein, to the extent permitted by their respective policies of insurance and to the extent of insurance proceeds received with respect to the loss, Landlord and Tenant each hereby waive any right of recovery against the other party and against any other party maintaining a policy of insurance with respect to the Building or any portion thereof or the contents of any of the same for any loss or damage sustained by such other party with respect to the building, or the Premises or any portion of any thereof or the contents of the same or any operation therein, whether or not such loss is caused by the fault or negligence of such other party. If any policy of insurance relating to the Premises carried by Tenant does not permit the foregoing waiver or if the coverage under any such policy would be invalidated as a result of such waiver, Tenant shall, if possible, obtain from the insurer under such policy a waiver of an rights of subrogation the


                                      10.

insurer might have against Landlord or any other party maintaining a policy of insurance covering he same loss, in connection with any claim, loss or damage covered by such policy.

18.     ENTRY BY LANDLORD

        18.1 Landlord reserves and shall at all times have the right to enter the Premises at all reasonable times upon prior notice to Tenant (except in cases of emergency or in the provision of services under this Lease, in which ca no prior notice need be given) to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers, mortgagees or tenants, to post notices of nonresponsibility, and to alter, improve or repair the Premises and any portion of the Building, without abatement of Rent or Additional Charges, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that the entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interfere with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, or special security areas (designated in advance), and Landlord shall have the right to use any and all means that Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises or portions thereof obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

19.     NOTICES

        19.1 Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by registered or certified mail or delivered personally, (a) to Tenant (i) at Tenants address set forth in the Basic Lease Information, if sent prior to Tenant's taking possession of the Premises, or (ii) at the Building if sent subsequent to Tenant's taking possession of the Premises, or (iii) at any place where Tenant or any agent or employee of Tenant may be found if sent subsequent to Tenant's vacating, deserting, abandoning or surrendering the Premises, or (b) to Landlord at Landlord's address set forth in the Basic Lease Information, or (c) to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Section 19.1. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given three (3) days after the date when it shall have been mailed as provided in this Section 19.1 if sent by registered or certified mail, or upon the date personal delivery is made. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor notice of any default by Landlord under the terms of this Lease in writing sent by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant exercising any remedy available to it.

20.     NO WAIVER

        20.1 No failure by Landlord to insist upon the strict performance of any obligation of Tenant under this Lease or to exercise any right, power or remedy consequent upon a breach thereof no acceptance of full or partial Rent or Additional Charges during the continuance of any such breach, and no acceptance of the keys to or possession of the Premises prior to the termination of the Term by any employee of Landlord shall constitute a waiver of any such breach or of such term, covenant or condition or operate as a surrender of this Lease. No payment by Tenant or receipt by Landlord of a lesser amount than the aggregate of all Rent and Additional Charges then due under this Lease shall be deemed to be other than on account of the first items of such Rent and Additional Charges then accruing or becoming due, unless Landlord elects otherwise; and no endorsement or statement on any check and no letter accompanying any check or other payment of Rent or Additional Charges in any such lesser amount and no acceptance of any such check or other such payment by Landlord shall constitute an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlords right to recover the balance of such Rent or Additional Charges or to pursue any other legal remedy.

        20.2 Neither this Lease nor any term or provision hereof may be changed, waived, discharged or terminated orally, and no breach thereof shall be waived, altered or modified, except by a written instrument signed by the party against which the enforcement of the change, waiver, discharge or termination is sought No waiver of any breach shall affect or alter this Lease, but each and every term, covenant and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

21.     ESTOPPEL CERTIFICATES

        21.1 Tenant, at any time and from. time to time upon not less than ten
(10) days' prior written notice from Landlord, will execute acknowledge and deliver to Landlord and, at Landlord's request, to any prospective purchaser, ground or


                                      11.

underlying lessor or mortgagee of any part of the Real Property, a certificate of Tenant stating (a) that Tenant has accepted the Premises (or, if Tenant has not done so, that Tenant has not accepted the Premises and specifying the reasons therefor), (b) the Commencement and Expiration Dates of this Lease, (c) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that same is in full force and effect as modified and stating the modifications), (d) whether or not there are then existing any defenses against the enforcement of any of the obligations of Tenant under this Lease (and, if so, specifying same), (e) whether or not there are then existing any defaults by Landlord in the performance of its obligations under this Lease (and, i f so, specifying same), (f) the dates, if any, to which the Rent and Additional Charges and other charges under this Lease have been paid, and (g) any other information that may reasonably be required by any of such persons. It is intended that any such certificate of Tenant delivered pursuant to this
Section 21.1 may be relied upon by Landlord and any prospective purchaser, ground or underlying lessor or mortgagee of any part of the Real Property.

22.     RULES AND REGULATIONS

        22.1 Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as Exhibit D and all modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible for the nonperformance by any other tenant or occupant of the Building or the Complex of any of said rules and regulations. In the event of an express and direct conflict between the terms, covenants, agreements and conditions of this Lease and the terms, covenants, agreements and conditions of such rules and regulations, as modified and amended from time to time by Landlord, this Lease shall control.

23.     TAX ON TENANT'S PERSONAL PROPERTY

        23.1 At least ten (10) days prior to delinquency Tenant shall pay all taxes levied or assessed upon Tenant's equipment, furniture, fixtures and other personal property located in or about the Premises. If the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon Tenant's equipment, furniture, fixtures or other personal property, Tenant shall pay to Landlord, upon written demand, the taxes so levied against Landlord, or the proportion thereof resulting from said increase in assessment. The portion of real estate taxes payable by Tenant pursuant to this Section 23.1 and by other tenants of the Building pursuant to similar provisions in their leases shall be excluded from Real Estate Taxes for purposes of computing the Additional Charges to be paid pursuant to Article 4 hereof.

24.     PARKING AND STORAGE

        24.1 Landlord shall make available for use by Tenant during the Term the number of parking spaces in the locations set forth in the Basic Lease Information. Throughout the Term, and upon no less than forty five (45) days written notice (except in the calendar year 1997 whereby only twenty (20) days written notice shall be required), Tenant shall notify Landlord on a calendar year basis the number of such spaces Tenant intends to use and Tenant shall pay to Landlord monthly rent in respect of such parking spaces as set forth in Exhibit E. Tenant shall not be assigned specific spaces in the Garage or the Federal Street Parking Area. The rules and regulations promulgated by Landlord shall govern access to the Garage, parking procedures and other matters related to the use and operation of the Garage and the Federal Street Parking Area. Landlord may in its sole discretion implement such rules, regulations, parking configurations, equipment or methods, and procedures as it deems advisable, including a valet parking system.

        24.2 Landlord shall make available for use by Tenant during the Term a storage space (the "Storage Space") on the Terrace having the rentable area set forth in the Basic Lease Information. Tenant shall pay monthly rent to Landlord in respect of the Storage Space as set forth in Exhibit F. The Storage Space shall be in a location on the Terrace determined by landlord and landlord shall have the right, upon thirty (30) days' written notice to Tenant, to relocate the Storage Space to another location on the Terrace. In the event that Landlord relocates the Storage Space, (i) Landlord shall arrange for moving the contents thereof and pay all moving costs; and (ii) all applicable terms and covenants and conditions hereof shall remain in full force and effect and thereupon be deemed applicable to such new Storage Space. Should Tenant refuse to permit landlord to relocate the Storage Space at the end of said thirty (30) day period, Landlord shall have the right to terminate Tenant's right to use the Storage Space and obligation to pay rent thereon by notice given to Tenant in writing within ten (10) days following the end of said thirty (30) day period, which termination shall be effective sixty (60) days after the date of the original notice of relocation by the Landlord.

25.     AUTHORITY

        25.1 Each of the persons executing this Lease on behalf of Tenant and Landlord does hereby covenant and wan-ant that the party for which they are executing this Lease is a duly authorized and existing entity, that the party for which they are executing this Lease has and is qualified to do business in California, that the party for which they are executing this Lease has full right and authority to enter into this Lease, and that any such person signing on behalf of such party is authorized to do so. Upon either party's request, the other party shall provide the requesting party with evidence reasonably satisfactory to such party confirming the foregoing covenants and warranties.


                                      12.

26.     MISCELLANEOUS

        26.1 The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The words used in the neuter gender include the masculine and feminine. If there is more than one Tenant, the obligations under this Lease imposed on Tenant shall be joint and several. The captions preceding the articles of this Lease have been inserted solely as a matter of convenience and such captions in no way define or limit the scope or intent of any provision of this Lease.

        26.2 The terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and except as otherwise provided herein, their respective personal representatives and successors and assigns; provided, however upon the sale, assignment or transfer by the Landlord named herein (or by any subsequent landlord) of its interest in the Building as owner or lessee, including any transfer by operation of law, the Landlord (or subsequent landlord) shall be relieved from all subsequent obligations or liabilities under this Lease, and all obligations subsequent to such sale, assignment or transfer (but not any obligations or liabilities that have accrued prior to the date of such sale, assignment or transfer) shall be binding upon the grantee, assignee or other transferee of such interest, and any such grantee, assignee or transferee, by accepting such interest, shall be deemed to have assumed such subsequent obligations and liabilities. A lease of the entire Building to a person other than for occupancy thereof shall be deemed a transfer within the meaning of this Section 26.2.

        26.3 If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the full extent permitted by law.

        26.4 This Lease shall be construed and enforced in accordance with the lam of the State of California.

        26.5 Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

        26.6 This instrument, including the Exhibits hereto, which are made a part of this Lease, contains the entire agreement between the parties and all prior negotiations and agreements are superceded by this Lease. Neither Landlord nor Landlord's gents have made any representations or warranties with respect to the Premises, the Building, the Real Property or this Lease except as expressly set forth herein, and no rights, easements, or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth herein.

        26.7 The review, approval, inspection or examination by Landlord of any item to be reviewed, approved, inspected or examined by Landlord under the terms of this Lease or the exhibits attached hereto shall not constitute the assumption of any responsibility by Landlord for either the accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use. Any such review, approval inspection or examination by Landlord is for the sole purpose of protecting Landlord's interests in the Building and the Complex and under this Lease, and no third parties, including, without limitation, Tenant or any person or entity claiming through or under Tenant, or the contractors, agents, servants, employees, visitors or licensees of Tenant or any such person or entity, shall have any rights hereunder.

        26.8 In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses, including its reasonable attorneys' fees, in such action or proceeding n such amount as the court may adjudge reasonable. The prevailing party shall be determined by the court based upon an assessment of which party's major arguments made or positions taken in the proceedings could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues in the court's or arbitrator's decision. If Landlord is named as a defendant in any suit brought against Tenant in connection with or in any way arising out of this Lease or Tenant's use or occupancy of the Premises, Tenant shall pay Landlord's costs and expenses, including, without limitation, reasonable attorneys' fees, incurred in such suit or action.

        26.9 Upon the expiration or sooner termination of the Term, Tenant will quietly and peacefully surrender to Landlord the Premises in the condition in which they are required to be kept as provided in Article 8 hereof ordinary wear and tear and the provisions of Article 12 excepted.

        26.10 Upon Tenant paying the Rent and Additional Charges and performing all of Tenants obligations under this Lease, Tenant may peacefully and quietly enjoy the Premises during the Term as against all persons or entities lawfully claiming by or through Landlord, subject, however, to the provisions of this Lease and to any mortgages or ground or underlying leases referred to in Article 10 hereof.

        26.11 Tenant covenants and agrees that no diminution of light, air or view by any structure that may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of Rent or Additional Charges under this Lease, result in any liability of Landlord to Tenant, or in any other way affect this Lease or Tenant's obligations hereunder.


                                      13.

        26.12 Any holding over by Tenant after the expiration or other termination of the Term with the written consent of Landlord shall be construed to be a tenancy from month-to-month at one hundred fifty percent (150%) of the Rent in effect on the date of such expiration or termination and shall otherwise be on the terms and conditions herein specified so far as applicable. Any holding over without Landlord's consent shall constitute a default by Tenant and entitle Landlord to reenter the Premises as provided in Article 16 hereof.

        26.13 Time is of the essence with respect to all provisions of this Lease in which a definite time for performance is specified.

        26.14 Tenant warrants that it has had no dealings with any red broker or agents in connection with the negotiation of this Lease other than the party identified as "Broker" in the Basic Lease Information and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease . Tenant agrees to indemnify Landlord and hold Landlord harmless from and against any and all claims, demands losses, liabilities, lawsuits, judgments, costs and expenses (including reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of Tenant's dealings with any real estate broker or agent other than Broker.

        26.15 The following Exhibits and Addenda are attached hereto and incorporated herein by this reference (a) Exhibits A, B, C, D, E and F.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.




SOUTH BEACH DEVELOPMENT COMPANY,         The Virtual Mall, Inc., a California
a California general Partnership         corporation, dba Greet Street

By:                                      By:
   --------------------------------         --------------------------------
Its:                                     Its:
   --------------------------------         --------------------------------

                                         By:
                                            --------------------------------
                                         Its:
                                            --------------------------------
             "Landlord"                                 "Tenant"







                                      14.

                                    EXHIBIT B

                              MONTHLY PREMISES RENT

The following monthly rent shall be paid by Tenant in respect of the Premises during each month of the Term

                       MONTH               MONTHLY RENT
                       -----               ------------
                        1-12                $ 17,106.00
                       13-24                $ 18,175.13







                                      15.

                                    EXHIBIT C

                               TENANT IMPROVEMENTS

        Landlord shall install improvements in the Premises in accordance with the plans and specifications and pricing notes (the "Plans") attached hereto. The cost of such improvements shall be paid by Landlord. In addition to the Tenant Improvements set forth on the Plans, Tenant shall have the right to require additional electrical improvements to the Premises to be installed by Landlord. The initial $5,000 of the cost of such additional electrical improvements shall be paid by Landlord and any additional costs shall be paid by Tenant. In addition, Tenant shall pay for any other improvements it may require at the Premises.






                                      16.

                                    EXHIBIT D

                              RULES AND REGULATIONS

        1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, advertisement name or notice without notice to and at the expense of Tenant.

        All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense Of Tenant by a person approved of by Landlord.

        Tenant shall not place anything or allow anything to be placed near the glass or any window, door, partition or wall which may appear unsightly from outside the Premises. Landlord shall furnish and install a Building standard window covering at all exterior windows which shall not be modified by Tenant without the prior written consent of Landlord.

        2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from their respective premises.

        3. Tenant shall not alter any lock or install any new or additional locks to any bolts on any doors or windows of the Premises.

        4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

        5. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

        6. No furniture, freight or equipment of any kind shall be brought into the Building without the prior notice to Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant. Tenant -shall pay for any damage to halls, doors, walls, paint, elevator cabs or other items caused by Tenant's movers.

        7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

        8. No cooking shall be done or permitted by the Tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

        9. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord, if any.

        10. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the prior consent of the Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the prior approval of Landlord.

        11. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6 00 p.m. and 8 00 am. k following day, access to the Building; or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass r is properly identified. The Landlord shall in no ca be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the tenants and protection of property in the Building and the Building.


                                      17.

        12. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and 5"tions of the Building.

        13. No vending machines or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.

        14. Tenant shall not disturb, solicit, or canvas any occupant of the Building and shall cooperate to prevent same.

        15. Without the prior written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenants address.

        16. Landlord shall have the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of he tenants generally .

        17. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.






                                      18.

                                    EXHIBIT E

                              MONTHLY PARKING RENT

        The following monthly rent shall be paid by Tenant in respect of the parking spaces described in the Basic Lease Information during each month of the term, which Tenant determines to use in accordance with Section 24.1:

                        MONTH             MONTHLY PARKING RENT
                        -----             --------------------
                          1-12            $150.00 per space per month
                      thereafter          Fair Market Value






                                      19.

                                    EXHIBIT F

                              MONTHLY STORAGE RENT

        The following monthly rent shall be paid by Tenant in respect of the Storage Space described in the Basic Lease Information during each month of the
Term:

                        MONTH             MONTHLY RENT
                        -----             ------------
                        N/A





                                      20.

ARTICLES                            DESCRIPTION                                    PAGE NUMBER
--------                            -----------                                    -----------
1.      Premises.............................................................................2

2.      Term.................................................................................2

3.      Rent, Additional Charges and Security Deposit........................................2

6.      Use and Compliance with Law..........................................................4

7.      Alterations and Additions............................................................4

8.      Repairs..............................................................................5

9.      Liens................................................................................5

10.     Subordination and Attornment.........................................................5

11.     Inability to Perform.................................................................5

12.     Damage or Destruction................................................................6

13.     Eminent Domain.......................................................................6

14.     Assignment and Subletting............................................................7

15.     Services and Utilities...............................................................7

16.     Default and Remedies.................................................................8

17.     Indemnity, Insurance and Subrogation.................................................9

18.     Entry by Landlord...................................................................11

19.     Notices.............................................................................11

20.     No Waiver...........................................................................11

21.     Estoppel Certificates...............................................................11

22.     Rules and Regulations...............................................................12

23.     Tax on Tenant's Personal Property...................................................12

24.     Parking and Storage.................................................................12

25.     Authority...........................................................................12

26.     Miscellaneous.......................................................................13


        Exhibit A - Floorplans
        Exhibit B - Monthly Premises Rent
        Exhibit C - Tenant Improvements
        Exhibit D - Rules and Regulations
        Exhibit E - Monthly Parking Rent
        Exhibit F - Monthly Storage Rent




                                       i.

An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of Contents/Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.




                                       1.

               First Amendment To Standard Office Building Lease



This First Amendment To Standard Office Building Lease ("First Amendment") is dated, for reference purposes only, as of September 15, 1998, and shall constitute part of that certain Lease dated September 1, 1997 ("Lease") between Rosenberg SOMA Investments I, LLC ("Landlord"), successor in interest to SOUTH BEACH DEVELOPMENT COMPANY, and The Virtual Mall, Inc., a California corporation, dba Greet Street ("Tenant").

Whereas, Tenant has entered into a lease from Landlord of those certain Premises in the office building ("Building") commonly known as 501 Second Street in the City and County of San Francisco pursuant to that certain Standard Office Building Lease dates as of September 1, 1997, (herein collectively called the "Lease");

Whereas Tenant and Landlord now desire to amend the Lease to expand the premises and to adjust the rent and to provide for the installation of improvements;

Now, therefore, for valuable consideration, the receipt of which is hereby acknowledged, and consideration of the mutual covenants herein contained, Landlord and Tenant hereby agree as follows:

1. Expansion Space. Effective November 1, 1997, and running conterminous with the Lease through October 17, 1999, Tenant shall lease the 5,773 net rentable square feet shown in Exhibit A hereto. The space shall be taken in "as-is" condition, subject to paragraph 4 below. The total square footage under Lease to Tenant, including the Expansion Space, becomes 14,326 net rentable square feet.

2. Base Rent. The Base Rent shall be as listed below per month throughout the term for the Expansion Space only.

        Period 11-1-98 through 10-17-99            $15,875.75

If Landlord, for any reason whatsoever, is unable to deliver possession of the Expansion Space premises by November 1, 1998, Base Rent and Additional Charges shall be abated until the Expansion Space premises are available for occupancy. No delay in delivery of possession shall operate to extend the Expiration Date beyond 10-17-1999. If Landlord is not able to deliver possession of the expansion space on or before December 31, 1998, Tenant may cancel this First Amendment with no further obligation whatsoever.

3. Base Year. The base year for operating expense pass through purposes shall be the calendar year 1999, adjusted if necessary to reflect 95% occupancy, for the Expansion Space only. The additional net rentable square footage will add an additional 3.06% to Tenant's Percentage Share.

4. Tenant Improvements. Landlord shall provide Tenant with $7,500 in Tenant Improvement Allowance, which Tenant may use at its sole discretion to pay for the installation of its improvements.

5. Parking. Landlord shall provide Tenant with four(4) additional covered parking spaces for the full term of this Lease, as extended, at $165.00 per month.

6. Security Deposit and Advance Rent. Tenant shall increase its security deposit ("Security Deposit") by an additional $15,875.75 concurrent with its execution of this First Amendment as well as paying advance rent for the month of November, 1998 in the same amount of $15,875.75, also with the execution of this First Amendment.

7. Early Termination. Landlord shall grant to Tenant a right to terminate the Lease early, including the entire 14,326 net rentable square foot Premises, upon satisfaction of all of the below listed conditions:

o Tenant shall be required to give no less than six(6) months prior written notice of its desire to terminate early.

o Tenant must move to one of the following buildings: 625 Second Street, 410 Townsend Street, or 670 Second Street ("Replacement Buildings").

o Tenant must rent at least 15,000 net rentable square feet in one of the above listed Replacement Buildings at a mutually agreeable fair market rental rate.

8. No Other Provisions Changed. Except for the changes made herein, no changes or amendments to the Standard Office Building Lease have been made as of the date of this First Amendment, and all provisions in the Lease, except as amended, supplemented, or supplanted herein, are hereby ratified and affirmed and shall remain in full force and effect.

This First Amendment shall be for all purposes considered part of the Lease.

LANDLORD

ROSENBERG SOMA INVESTMENTS, INC., a California limited liability company


By:
   --------------------------------------
        Michael Karasik, Manager

Date:
     ------------------------------------

TENANT

The Virtual Mall, Inc., a California Corporation, dba Greet Street


By:
   --------------------------------------


Date:
     ------------------------------------